SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)            June 25, 1998



                             APAC TELESERVICES, INC.
               (Exact name of registrant as specified in charter)


        Illinois                   0-26786               36-2777140
(State or other jurisdiction     (Commission           (IRS Employer
      of incorporation)          file number)        Identification No.)


One Parkway North Center,  Suite 510, Deerfield, IL              60015
(Address of principal executive offices)                      (zip code)




Registrant's telephone number, including area code     (847) 374-4980




                                       N/A
          (Former name or former address, if changed since last report)

Item 5.        OTHER EVENTS

     On June 25, 1998, Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               Exhibit No.         Description of Document

               (99.1)       Press release dated June 25, 1998,
                            issued by the Registrant.

                                   Signatures


 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:     June 25, 1998                 APAC TELESERVICES, INC.


                              By:  /s/ John I. Abernethy
                                   John I. Abernethy
                                   Chief Financial Officer